SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549




                   DEFINITIVE PROXY STATEMENT




          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934



                         March 28, 1997
                        (Date of Report)





                      FIRSTBANK OF ILLINOIS CO.
     (Exact name of registrant as specified in its charter)


      205 South Fifth Street, Springfield, Illinois  62701
            (Address of principal executive offices)


                          217-753-7543
      (Registrant's telephone number, including area code)




                           37-6141253
               (IRS Employer Identification No.)






                           FIRSTBANK OF ILLINOIS CO.
                             205 SOUTH FIFTH STREET
                          SPRINGFIELD, ILLINOIS 62701



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 28, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Firstbank of Illinois Co. will be held in the ballroom of the Renaissance Springfield Hotel 701 East Adams Street, Springfield, Illinois 62701, on Monday, April 28, 1997, at 3:00 p.m. for the purpose of considering and voting upon the following proposals:

     1.   To elect four (4) Directors, each to serve a term of three years.

     2.   To approve the proposed Incentive Stock Option Plan II.

     3.   To approve the proposed Directors Stock Option Plan.

     4. To transact such other business as may be properly brought before the meeting or any adjournment thereof.


     NOTICE IS HEREBY FURTHER GIVEN that March 14, 1997, shall be the record date for the determination of shareholders who are entitled to vote at the Annual Meeting of Shareholders to be held April 28, 1997, and any adjournment thereof.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Chairman of the Board



March 28, 1997
                        FIRSTBANK OF ILLINOIS CO.
                          205 SOUTH FIFTH STREET
                       SPRINGFIELD, ILLINOIS 62701

            PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD APRIL 28, 1997

     This Proxy Statement is furnished to the shareholders of Firstbank of Illinois Co. ("Firstbank") in connection with the solicitation of proxies by the management of Firstbank for use at the Annual Meeting of Shareholders to be held April 28, 1997. Persons named as proxies on the form of proxy accompanying this statement were selected by the Board of Directors of Firstbank and are shareholders.

     Any shareholder giving a proxy has the right to revoke it at any time before it is exercised. As a result, execution of the proxy will not affect a shareholder's right to attend the meeting and vote in person. The shares represented by the proxy will be voted unless the proxy is mutilated or received in such a form or at such time as to render it unvotable.


             VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     On February 15, 1997, Firstbank had outstanding and entitled to vote 10,301,552 shares of common stock, par value $1 per share. Only holders of common stock reflected on the records of Firstbank at the close of business on March 14, 1997 will be entitled to vote at the meeting. Each share entitles its owner to one vote on all matters submitted to a vote other than the election of directors. In the election of directors, pursuant to Firstbank's Certificate of Incorporation, shareholders are entitled to cumulative voting. Thus, each shareholder has the number of votes equal to the number of shares owned by him or her multiplied by the number of directors to be elected. Those votes can be distributed among the candidates as the shareholder deems appropriate. At the 1997 Annual Meeting, four directors will be elected.

     The  following  table sets forth information as of February  15,  1997 with  respect to the ownership of shares of common stock held  by  (i)  the only  shareholders known to management to be the beneficial owners of  more than 5% of Firstbank's outstanding common stock; (ii) each director of Firstbank; and (iii) all directors and executive officers of Firstbank as a
group.   The  table is based upon information provided by such persons  and upon Firstbank's records. Beneficial ownership of securities generally means the power to vote or dispose of the securities, regardless of any economic interest.
                                                            Amount and
                                                            Nature of    Percent
                                                            Beneficial   of
Name and  Address of Beneficial  Owner                      Ownership 1  Class

William B. Hopper, South Side Square, Taylorville, IL        475,424      4.62%
Robert L. Sweney, One Metropolitan Square, St. Louis, MO     180,051      1.75%
Mark H. Ferguson, 205 South Fifth Street, Springfield, IL     63,739        *
William T. Grant, Jr., 1800 South Dirksen Parkway,
Springfield, IL                                               43,773        *
William R. Schnirring,718  North Ninth Street,
Springfield, IL                                               23,350        *
Leo J. Dondanville, Jr., 1525 South Sixth Street,
Springfield,   IL                                             13,800        *
P. Richard Ware, 400 West State Street, Jacksonville, IL      12,695        *
Richard E. Zemenick, 700 Corporate Park Drive, St. Louis, MO   6,433        *
Robert W. Jackson, 1305 Southern Hills, Springfield, IL        4,987        *
William R. Enlow, 607 East Adams Street, Springfield, IL       2,537        *
All Executive Officers and Directors as a Group              980,967      9.52%
* Less than 1%
___________________

     1 All shareholdings are stated as of February 15, 1997, and include, without admission of beneficial ownership thereof by the named individual, shares held of record by or jointly with the named person's wife or children sharing the same household. Also included in the shares listed are shares voted by the named individuals as a result of their participation in the Firstbank Profit-Sharing Thrift Plan, which owns Firstbank shares and permits its participants to direct the voting of their proportionate number of such shares. The number of plan shares included in the table for each individual has been rounded down to the nearest whole share. Also included are shares that can be purchased pursuant to currently exercisable options granted pursuant to certain stock option agreements. See "Board of Directors - Directors' Compensation", "Executive Compensation-Incentive Stock Option Plan" and "Profit-Sharing Thrift Plan".

                            BOARD OF DIRECTORS

Election of Directors

          Firstbank's Certificate of Incorporation provides for a Board of Directors divided into three classes. The following persons have been nominated by Firstbank management for election at the 1997 Annual Meeting, to serve a three-year term expiring in 2000. It is the intention of the persons named in the proxy to vote for the election of the following nominees and to vote the proxies to insure the election of the largest number of such nominees.

                                     Position(s) with Firstbank
Name                         Age     (and Principal Occupation)           Since

William  R. Enlow            49      (Attorney at Law, Sorling Northrup
                                     Hanna Cullen Cochran Ltd.,
                                     Springfield, IL)                       --

William  R.  Schnirring      68      Director (Chairman of the Board
                                     and Chief Executive Officer,          1976
                                     Springfield Electric Supply Co.,
                                     Springfield, IL)

Robert  L.  Sweney           69      Director (Attorney at Law, Of
                                     Counsel, Bryan Cave, St. Louis, MO)   1988

Richard  E.  Zemenick        54      Director (Chairman of the Board,
                                     Zemenick & Walker, Inc.,              1994
                                     St. Louis, MO)

     Each of the foregoing nominees has been engaged in the principal occupation described above, or in a similar position, for at least five years. Mr. William R. Enlow was nominated for election by the Board of Directors at a meeting held January 17, 1997.

Directors Whose Terms Expire in 1998 and 1999

     The following table presents information with respect to the six directors whose terms do not expire until 1998 or 1999 and who therefore will continue to serve as directors beyond the 1997 Annual Meeting.

                             Position(s) with Firstbank         Director  Term
Name                   Age   (and Principal Occupation)          Since   Expires

William B. Hopper       58   Director and Vice Chairman of
                             the Board                            1982     1998

Robert W. Jackson       66   Director (Retired Senior Vice
                             President, Central Illinois Public
                             Service Company, Springfield, IL)    1984     1998

P. Richard Ware         65   Director (Chairman of the  Board,
                             Warelubco, Inc., Jacksonville, IL)   1989     1998

Leo J. Dondanville, Jr. 66   Director (Chairman of the Board and
                             Chief Executive Officer, Hanson
                             Group Incorporated, Springfield, IL) 1984     1999

Mark H. Ferguson        43   Director, Chairman of the Board,
                             President and Chief Executive
                             Officer                              1988     1999

William T. Grant, Jr.   57   Director  (President, Landmark
                             Automotive Group, Springfield,
                             IL and St. Louis, MO)                1982     1999

     Each of the foregoing directors has been engaged in the principal occupation described above, or in a similar position, for at least five years.


Other Information on Directors

     Robert W. Jackson is a director of CIPSCO Incorporated, which has a class of voting securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or are subject to the reporting requirements of Section 15(d) of that Act. Mark H. Ferguson and Richard E. Zemenick are directors of Zemenick & Walker, Inc., a wholly-owned subsidiary of Firstbank registered under the Investment Company Act of 1940.

Meetings and Committees of the Board of Directors

     The Board of Directors of Firstbank has established the following committees to provide assistance in the discharge of its duties and responsibilities.

     Examining Committee. This committee conducts examinations of the financial affairs of Firstbank and its subsidiaries, through Firstbank's internal auditors and the independent public accounting firm retained by the Board of Directors. The results of such examinations are reported directly to the Board of Directors. Members of the committee during 1996 were Messrs. Dondanville, Hopper, Jackson and Zemenick. The committee met four times in 1996.

     Compensation, Benefits and Officer Nominating Committee. This committee reviews the personnel policies of Firstbank, as well as salaries and other compensation paid to employees, including officers and directors. Its recommendations are reported to the Board of Directors. Members of the committee during 1996 were Messrs. Grant, Schnirring, Sweney and Ware. The committee met three times in 1996.

     Nominating Committee. This committee recommends individuals to be appointed to the Board of Directors of Firstbank in the event a vacancy occurs on the Board. Its recommendations are reported to the Board of Directors. Members of the committee during 1996 were Messrs. Ferguson, Hopper, Jackson, Schnirring, and Zemenick. The committee met twice in 1996.

     In 1996, the Board of Directors met eight times. No director attended fewer than 75 percent of the aggregate of the total number of board meetings and the total number of meetings of committees of which he was a member.


Other Nominations for Board of Directors

     Firstbank's Certificate of Incorporation specifies certain procedures to govern the nomination of directors by shareholders. Any shareholder desiring to nominate an individual for election as a director must notify the Secretary of Firstbank, in writing, of his or her desire to do so. The notice must be delivered or mailed by first class U.S. mail, postage prepaid, to the Secretary at least 14 days in advance of any shareholders meeting called for the election of directors. If less than 21 days, notice of such a shareholders meeting is given, a shareholder must deliver or mail the prescribed notice not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed to shareholders.

     The required notice must set forth (a) the name, age, business address and, if known, residence address of each nominee proposed in such notice,
(b) the principal occupation or employment of each nominee, and (c) the number of shares of common stock of Firstbank beneficially owned by each such nominee. Evidence of each nominee's willingness to serve must also be provided.

                          EXECUTIVE COMPENSATION

     The following table summarizes compensation earned in 1996, 1995 and 1994 by Firstbank's executive officers.

                        SUMMARY COMPENSATION TABLE
                                                                           Long-Term
                                     Annual Compensation                  Compensation
                                                           Other       Options        All
                                                           Annual      (Number       Other
                                                           Compen-        of        Compen-
Name and Principal             Year     Salary    Bonus    sation 1    Shares) 2    sation 3
  Position
Mark  H.  Ferguson             1996    $360,000  $115,200  $16,200      5,000      $  7,200
Chairman of the Board and      1995     335,000    93,800   16,200      5,000         7,987
Chief Executive Officer        1994     315,000    87,000   15,000      6,000        10,350

Larry A. Burton                1996    $185,000  $ 32,468  $     0      2,500      $  7,200
Executive Vice President       1995     178,500    14,400        0      2,500         7,837
                               1994 4   175,000    35,000    1,400      3,750        10,350

Sandra L. Stolte               1996 4  $192,000  $ 40,752  $ 6,000      2,500       $13,200
Executive Vice President       1995 4   178,500    31,292    6,000      2,500        13,087
                               1994 4   160,000    40,000   12,000      3,750        16,900

David W. Waggoner              1996    $196,000  $ 42,187  $ 3,000      2,500       $13,200
Executive Vice President       1995     189,881    40,114    3,000      2,500        16,164
                               1994     182,420    43,750    3,000      3,750        19,435

Chris R. Zettek                1996    $130,000  $ 31,200        0      2,500       $ 6,240
Executive Vice President and   1995     120,000    25,200        0      2,500         6,390
Chief Financial Officer        1994     110,000    27,500        0      3,750         7,589


(1) Directors' fees for Firstbank and its subsidiaries paid to Messrs. Ferguson, Burton, Waggoner, and Ms. Stolte
(2) Option shares listed for 1996, 1995 and 1994were actually awarded in January 1997, 1996 and 1995, respectively.
(3) Employer contributions to the Firstbank Profit-Sharing Thrift Plan and subsidiary bank profit sharing plan, if applicable.
(4) Amounts for Ms. Stolte in 1996, 1995 and 1994 and Mr. Burton in 1994 include amounts each earned in their capacities as Firstbank subsidiary bank presidents.


Incentive Compensation Plan

     The Board of Directors adopted an incentive compensation program for the benefit of the executive officers named in the Summary Compensation Table and certain other officers of Firstbank and its subsidiaries. The program provides that Firstbank and its subsidiaries must satisfy certain minimum net income requirements as defined in the plan before any payments may be made. Depending on the group in which an executive officer is included, the amount of Firstbank's net income and progress toward individual goals, Mr. Ferguson may receive up to 40% of his base salary and the remaining executive officers may receive up to 30% of his or her base salary. Any payments under the program must be approved by the Compensation, Benefits and Officer Nominating Committee of the Firstbank Board of Directors. The cash compensation accrued in 1996 for Firstbank's executive officers pursuant to this program for services rendered in 1996 is included under the "Bonus" category in the Summary Compensation Table.


Incentive Stock Option Plan

     Firstbank maintains the Firstbank Incentive Stock Option Plan (the "Option Plan") to provide additional benefits to Firstbank's and its subsidiaries' employees. Under the Option Plan, approved by shareholders at a previous annual meeting, selected officers or key employees of Firstbank and its subsidiaries are granted options to purchase Firstbank stock at a purchase price equal to the fair market value of Firstbank stock at the time the options are granted. The grantees of the options and the number of options granted are determined by the Board of Directors of Firstbank upon the recommendations of the Compensation, Benefits and Officer Nominating Committee. Options granted pursuant to the Option Plan can be exercised only during the period beginning two years after the date they are granted and ending ten years after the date they are granted. All options authorized under the Option Plan have been granted.

     Options granted to executive officers under the Option Plan approved by the Compensation, Benefits and Officer Nominating Committee are reported in the Summary Compensation Table. A total of 7,205 options were exercised by Firstbank executive officers in 1996.

     The following table summarizes the named executive officer's stock option activity during 1996. Unexercised options reported include options awarded January 2, 1997.

             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                   AND DECEMBER 31, 1996 OPTION VALUES
                                                            Number of Unexercised       Value of Unexercised
                                                                Options at             In-the-Money Options
                                     Shares                   December 31, 1996         at December 31, 1996
                                   Acquired on     Value        Exercisable/               Exercisable/
Name/Position with Firstbank        Exercise      Realized     Unexercisable               Unexercisable

Mark H. Ferguson                      4,280       $99,153          37,470/                   $745,150/
Chairman of the Board and                                          16,000                      76,375
Chief Executive Officer

Larry   A.  Burton                        0             0          25,500/                   $517,563/
Executive Vice President                                            8,750                      45,000


Sandra   L.  Stolte                       0             0          18,000/                   $403,311/
Executive Vice President                                            8,750                      45,000


David W. Waggoner                     2,000       $35,167          14,250/                   $245,999/
Executive Vice President                                            8,750                      45,000


Chris   R.  Zettek                      925       $20,273          16,150/                   $342,804/
Executive Vice President and                                        8,750                      45,000
Chief Financial Officer

  Report of the Compensation, Benefits and Officer Nominating Committee of the Board of Directors

     The Compensation, Benefits and Officer Nominating Committee ("Compensation Committee" or "Committee") of the Board of Directors establishes the general compensation policies of Firstbank, establishes the compensation plans and specific compensation levels for executive officers and administers the Incentive Compensation Plan, the Option Plan and the Profit Sharing Thrift Plan. The Compensation Committee is composed of four independent, non-employee directors. The Compensation Committee, chaired by one of the independent directors, receives input from Firstbank's Chief Executive Officer ("CEO") relative to compensation for other executive officers.

     The Compensation Committee believes that the CEO's compensation should be heavily influenced by Firstbank's performance. Therefore, although there is necessarily some subjectivity in setting the CEO's salary, major elements of the compensation package are directly tied to company performance. The Committee establishes the CEO's salary by considering the salaries of CEO's of comparably-sized companies and their performance according to independently accumulated data obtained by the Committee.


     The CEO's incentive compensation award has been established primarily as a direct function of Firstbank's earnings growth during the most recent fiscal year. The Committee, in connection with Firstbank's budgeting process, establishes a minimum target for earnings, and the CEO's bonus for the fiscal year is largely a function of the amount by which the minimum earnings target is met or exceeded during the fiscal year. In January of 1997, a cash bonus of $115,200 was paid to the CEO based on 1996 earnings. For fiscal year 1997, a target and formula have been established in a similar fashion.

     Stock options were granted to the CEO, as well as to other key employees, primarily based on the employees' contribution to the long-term growth and profitability of Firstbank. In January 1997, 5,000 options were granted to the CEO as approved by the Committee and Board of Directors.

     The Compensation Committee has adopted similar policies with respect to the compensation of other executive officers of Firstbank. Using independent salary survey data, the Committee reviews the base salaries for persons holding positions of similar responsibility at other companies. In addition, the Committee also considers factors such as relative company performance, and each individual's past performance and future potential in establishing the base salaries of executive officers.

     The Committee's policy regarding other elements of the compensation package for executive officers is similar to the CEO's in that the annual bonus payments are largely tied to achievement of performance targets. The annual incentive compensation award criteria for executives other than the CEO are primarily composed of three elements: (i) Firstbank's earnings as compared to the minimum target established; (ii) achievement of objectives related to the executive's area of responsibility; and (iii) the executive's progress toward individual goals.

     As with the CEO, the number of options granted to other officers is determined by the subjective evaluation of the executive's ability to influence Firstbank's long-term growth and profitability. All options are granted with an exercise price equal to the current market price. Since the value of the option bears a direct relationship to Firstbank's stock price, it is an effective incentive for managers to create value for stockholders. The Committee therefore views stock options as an important component of its long-term, performance-based compensation philosophy. In January 1997, executive officers other than the CEO were each granted 2,500 options as approved by the Committee and Board of Directors.

     Members of the Compensation Committee for 1996:

      William R. Schnirring, Chairman        William  T. Grant, Jr.
      Robert L. Sweney                       P. Richard Ware


Profit Sharing Thrift Plan

     The Firstbank Profit Sharing Thrift Plan (the "Thrift Plan") was initiated in 1982 for the benefit of Firstbank's and its subsidiaries' employees through the investment in Firstbank stock. Each subsidiary of Firstbank has elected to participate in the Thrift Plan. Participation is available to employees of Firstbank and its subsidiaries who have completed one year of service and have worked at least 1,000 hours during the applicable plan year. The Thrift Plan was amended effective April 1, 1995, to allow each participating employee (of Firstbank or its applicable subsidiary) the opportunity to defer up to 15% of their annual compensation, to provide opportunity for diversification from Firstbank stock through alternative investment options, and to adjust the matching contribution schedule. The Thrift Plan currently matches between 50% and 100% of employee contributions up to 6% of their compensation, with the employer's contribution depending upon Firstbank's return on average equity for the applicable year. At December 31, 1996, 742 employees of Firstbank and its subsidiaries were participants in the Thrift Plan.


Retirement Plan

     Firstbank  has  adopted  the  Firstbank Retirement  Plan  ("Retirement
Plan"), a defined benefit plan, to provide retirement benefits for Firstbank's and its subsidiaries' employees. A subsidiary's employees are covered by the Retirement Plan if and when the subsidiary adopts the Retirement Plan. Central Bank, a wholly-owned subsidiary of Firstbank, has not adopted the Retirement Plan. Accordingly, Mr. Waggoner and Ms. Stolte continue to be covered under a separate profit sharing plan.

     Set forth below are estimated annual benefits payable under the Retirement Plan. These benefits are payable during the participants' lifetimes upon retirement at age 65 in the remuneration and service classes specified. Pension benefits may be paid in other forms which are actuarially equivalent to the benefits listed below. For purposes of the table below, "Average Annual Compensation" generally means the average of the participants' compensation, as defined in the Retirement Plan, during the five consecutive calendar years prior to retirement.

   Average
   Annual                          Years of Credited Service
Compensation     10         15         20         25         30         35

  $50,000     $10,207    $15,311    $20,415    $25,518    $28,018    $30,518
   75,000      16,207     24,311     32,415     40,518     44,268     48,018
  100,000      22,207     33,311     44,415     55,518     60,518     65,518
  125,000      28,207     42,311     56,415     70,518     76,768     83,018
  150,000      34,207     51,311     68,415     85,518     93,018    100,518

     At December 31, 1996, Mr . Burton had 17 years, Mr. Ferguson had 10 years and Mr. Zettek had 9 years credited service for purposes of the Retirement Plan. The maximum annual benefit (defined in Internal Revenue Code Section 415) payable from a qualified defined benefit pension plan as a single life annuity during 1996 is $120,000. The compensation limits of Internal Revenue Code Section 401(a)(17) have also been taken into account in determining the benefits listed in this table. For any Retirement Plan participant in the 1996 Plan year, a qualified plan may not take into account annual compensation greater than $150,000 (indexed annually).

     Firstbank has amended and restated the Retirement Plan to conform to regulations under the Tax Reform Act of 1986. All employees who terminate or retire after December 31, 1988, will receive the greater of their benefit calculated under the current formula or their frozen accrued benefit under any prior formula.


Employment Contracts and Termination of Employment and Change in Control Arrangements

     Firstbank has entered into an agreement with Mr. Ferguson pursuant to which certain payments could be made to him in the event of a change in his responsibilities following a change in control of Firstbank. The agreement provides that if a change in control occurs and a subsequent termination of Mr. Ferguson's employment occurs within three years following the change of control, other than for cause or because of disability, death or voluntary retirement, Firstbank will pay his salary through the date of termination and an amount equal to two and one-half times his annual base salary in effect at the date of termination or the rate in effect immediately prior to the current rate, whichever is higher, plus his incentive compensation award payable for the year prior to the year in which the date of termination occurs. Firstbank has entered into similar agreements with Messrs. Burton, Waggoner, Zettek and Ms. Stolte except Firstbank will pay for one year their annual base salary in effect at the date of termination plus their most recent incentive compensation award. The agreements provide that the assignment to Messrs. Burton, Ferguson, Waggoner, Zettek or Ms. Stolte of duties or responsibilities different from those typically assigned to senior bank holding company executives, the reduction of his or her base salary, or the failure to continue existing employee benefit plans, will constitute termination of employment.


Directors' Compensation

     Firstbank paid each of its directors a fee of $13,800 in 1996 to serve as a director and member of the committees to which he was appointed. Directors serving on the Loan and Discount Committee were paid an additional $150 per meeting and met eleven times during 1996.

     In addition to the directors' fees, the shareholders of Firstbank approved a Directors Stock Option Plan at the 1994 Annual Meeting. Under the Directors Stock Option Plan, all non-employee directors were automatically granted options each June 1, beginning in 1994 and ending in 1996, for 1,500 shares of Firstbank common stock exercisable immediately and expiring ten years from the date granted or prior to the termination of his term as a director, whichever is earlier. The purchase price is equal to the fair market value of Firstbank stock at the time the options are granted or the book value of the common stock at that time, whichever is greater. Under an identical plan previously in place, each June 1, beginning in 1988 and ending in 1992, a non-employee director continuing, elected or re-elected as a member of the Board received an option to purchase 1,500 shares of Firstbank common stock. All the options granted under these Directors Stock Option Plans are reflected in the table under "Voting Securities and Principal Holders Thereof".


                           CERTAIN TRANSACTIONS

     Several of the present and former officers and directors of Firstbank and its subsidiaries and principal shareholders of Firstbank and/or their associates have been or presently are indebted to one or more of Firstbank's subsidiary banks. All such indebtedness was incurred in the ordinary course of business and on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risks of collectibility or present other unfavorable features. Firstbank expects that such persons and/or their associates will borrow additional funds from Firstbank subsidiaries in the future, all of which borrowings will be obtained on a similar basis.

     Firstbank and its subsidiaries have for several years retained the services of Zemenick & Walker, Inc., of which Richard E. Zemenick, a director, is Chairman. Fees paid by Firstbank to Zemenick & Walker, Inc. during 1996 were $90,000. On November 12, 1996, Firstbank entered into an agreement with Zemenick & Walker to acquire the assets of Zemenick & Walker, Inc. for a purchase price of Five Million Seven Hundred Thousand Dollars ($5,700,000). This purchase was completed on January 2, 1997, and Zemenick & Walker, Inc. is now operating as a wholly-owned subsidiary of Firstbank. Pursuant to the provisions of the contract, Richard E. Zemenick and James C. Walker have entered into Employment Agreements for a period of five (5) years. Following this transaction, fees are no longer paid to Zemenick & Walker, Inc.


                          FIRSTBANK PERFORMANCE

     The following graph sets forth the cumulative shareholder return (assuming reinvestment of dividends) to Firstbank's shareholders during the five year period ended December 31, 1996, as well as the Standard & Poors overall stock market index (S & P 500 Index) and Firstbank's peer group index published by Keefe, Bruyette & Woods, Inc. (KBW 50 Index).


FIRSTBANK PERFORMANCE CUMULATIVE SHAREHOLDER RETURN


                        1991      1992      1993      1994      1995      1996

S & P 500             $100.00   $107.61   $118.46   $120.02   $165.12   $203.03
KBW 50                 100.00    127.42    134.48    127.62    204.41    289.15
Firstbank              100.00    136.26    134.30    147.73    181.59    210.06



NOTE:   The stock performance graph assumes $100 was invested on January 1,
     1992, and all dividends are reinvested.


                      INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of KPMG Peat Marwick LLP served as independent public accountants for Firstbank and its subsidiaries for the year 1996 and has been appointed by the Board of Directors to serve in such capacity for Firstbank and its subsidiaries in 1997. A representative of KPMG Peat Marwick LLP will be present at the annual meeting, will be available to respond to questions of shareholders and will be permitted to make a statement if he or she desires to do so.

                PROPOSAL FOR INCENTIVE STOCK OPTION PLAN II


      The Board of Directors, believing that it is in the best interest of Firstbank, its stockholders and its subsidiaries, adopted on January 17,
1997, the Incentive Stock Option Plan II subject to the approval of Firstbank shareholders. The Board believes that by providing key employees of Firstbank and its subsidiaries an opportunity to acquire an interest in Firstbank through the purchase of its common stock, the plan will help employees to develop a stronger incentive for the continued success of the Company. In addition, the Board believes the plan will aid Firstbank in attracting and retaining personnel in a highly competitive labor market.

      The principal features of the plan, the complete text of which is set forth in Appendix A to this Proxy Statement, are as follows:

      Shares Subject to Option. The number of shares subject to option to be granted under the plan is 400,000 shares of Firstbank common stock having a $1 par value, subject to adjustment in the event of stock splits or other contingencies.

      Participation. Stock options may be granted within ten (10) years from January 17, 1997, to officers (including officers who are Directors) and key employees of Firstbank and any of its subsidiaries. Participants shall be selected by a committee of the Board of Directors, which does not include any officers who are eligible to receive stock options or by the Board of Directors acting as such committee. The plan contemplates the granting of options to future, as well as present key employees. Therefore, Firstbank cannot presently predict the number of participants, but estimates that approximately 100 employees may be eligible to participate in the plan. In order to exercise such grant, employees receiving options must be in the employ of the Company subject to certain exceptions in the event of disability or death.

      Option Price. The price at which a participant may purchase the option shares shall be 100% of the fair market value of the shares on the date of the grant of option. The fair market value shall be determined by the committee and shall be the closing price of the common stock as determined by the National Association of Securities Dealers, Inc. The fair market value as of January 17, 1997 was $35.25 a share. No employee may be granted incentive stock options in any calendar year to purchase common stock, which has an aggregate fair market value, at the time of the grant of more than $100,000.

     Terms of Options. The plan provides that each option may be exercised in whole or in part, commencing two (2) years after the date of the grant upon payment by the participant for all or a part of the shares subject to the option. No option is exercisable after the expiration of its term as determined at the time of the grant or ten (10) years from the date of the grant, whichever is shorter. Unless the shares purchased pursuant to an option are effectively registered under the Securities Act of 1933 at the time of exercise, the optionee must represent and agree the shares are being purchased for an investment and subject to restrictions thereunder. Firstbank intends to file a registration statement covering such shares with the Securities and Exchange Commission if the plan is approved by the shareholders.

     Amendment of the Plan. The Board of Directors may amend the plan but, except with shareholder approval, they may not increase the number of shares subject to the plan, change the class of employees eligible to participate, reduce the option price or extend the option.

      Tax Status. It is intended that each option granted under the plan will be an incentive stock option pursuant to Section 422 of the Internal Revenue Code. Under that section, if the optionee holds the shares acquired upon the exercise of his option for more than one (1) year and if certain other conditions are met, no income tax is imposed on the optionee at the time he exercises his option. The difference between the option price and the amount realized upon the disposition of the shares is a long-term gain or loss, and Firstbank is not allowed an income tax deduction at any time in connection with the option.

      Shareholders do not have a pre-emptive right to purchase or subscribe for the shares reserved for the options to be granted under the plan.

Vote Required for Approval

      The affirmative vote of at least a majority of the votes that all shareholders are entitled to cast at the meeting is required for adoption of the Incentive Stock Option Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF INCENTIVE STOCK OPTION PLAN II.
                 PROPOSAL FOR DIRECTORS STOCK OPTION PLAN


      The Board of Directors, believing that it is in the best interest of Firstbank, its stockholders and its subsidiaries, adopted on January 17, 1997, a Directors Stock Option Plan subject to the approval of Firstbank shareholders. The Board believes that by providing non-officer or non-employee Directors of the Corporation and its subsidiaries an opportunity to acquire a larger interest in Firstbank through the purchase of its common stock the plan will help the Directors to develop a stronger incentive for the continued success of the Corporation. In addition, the Board believes the plan will aid Firstbank in attracting and retaining qualified Directors to guide the Corporation and its subsidiaries.

      The principal features of the plan, of which the complete text is set forth in Appendix B to this Proxy Statement, are as follows:

      Shares Subject to Option. The number of shares subject to option to be granted under the plan is 100,000 shares of Firstbank common stock having a $1 par value, subject to adjustment in the event of stock splits or other contingencies.

      Participation. Stock options of 1,500 shares a year shall be granted each non-employee Director as of June 1, 1997, and each June 1st thereafter, terminating June 1, 2001.

      Option  Price.   The price at which a participant  may  purchase  the
shares subject to options shall be the fair market value or the book value of the shares as of each June 1st, whichever is greater.

     Terms of Options. The plan provides that each option may be exercised in whole or in part after the date of the grant upon the payment by the participant for all or part of the shares subject to the option. No option is exercisable after the expiration of its term as determined at the time of the grant or ten (10) years from the date of the grant, whichever is shorter. Unless the shares purchased pursuant to an option are effectively registered under the Securities Act of 1933 at the time of exercise, the optionee must represent and agree the shares are being purchased for an investment and subject to restrictions thereunder. Firstbank intends to file a registration statement covering such shares with the Securities and Exchange Commission if the plan is approved by the shareholders.

     Amendment of the Plan. The Board of Directors may amend the plan but, except with shareholder approval, they may not increase the number of shares subject to the plan, reduce the option price or extend the option.

     Tax Status. At the time a Director exercises an option, an income tax may be imposed upon the Director.

      Shareholders do not have a pre-emptive right to purchase or subscribe for the shares reserved for the options to be granted under the plan.

Vote Required for Approval

      The affirmative vote of at least a majority of the votes that all shareholders are entitled to cast at the meeting is required for adoption of the Directors Stock Option Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE DIRECTORS STOCK OPTION PLAN.


                   COMPLIANCE WITH SECTION 16(a) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

     Firstbank believes that during 1996, its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.


                      PROPOSALS OF SECURITY HOLDERS

     Any security holder wishing to submit a proposal to be presented at the annual meeting in 1997 must forward such proposal to the President of Firstbank on or before December 1, 1997. Upon receipt of such a proposal, management will determine, in accordance with regulations governing the solicitation of proxies, whether or not to include the proposal as part of the proxy materials submitted to the security holders prior to the 1997 Annual Meeting.


                          SOLICITATION STATEMENT

     The costs of this solicitation of proxies will be borne by Firstbank. In addition to the use of the mails, solicitation may be made by regularly engaged employees of Firstbank and its subsidiaries by telephone or personal contact.

     UPON WRITTEN REQUEST WITHOUT CHARGE TO ANY SHAREHOLDER, FIRSTBANK WILL PROVIDE ADDITIONAL COPIES OF ITS ANNUAL REPORT ON FORM 10-K AND THE SCHEDULES THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FISCAL YEAR 1996. ALL SUCH INQUIRES SHOULD BE DIRECTED TO CHRIS R. ZETTEK, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, FIRSTBANK OF ILLINOIS CO., 205 SOUTH FIFTH STREET, SPRINGFIELD, ILLINOIS, 62701.

                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        Chairman of the Board

                                APPENDIX A

                         FIRSTBANK OF ILLINOIS CO.
                      INCENTIVE STOCK OPTION PLAN II

1.  PURPOSE

      This Incentive Stock Option Plan II (the "Plan") is intended as an incentive and to encourage stock ownership by key employees of Firstbank of Illinois Co. (the "Corporation") or of its subsidiary corporations (the "Subsidiaries") as that term is defined in Article 4 below so that they may acquire or increase their proprietary interest in the success of the Corporation and Subsidiaries, and to encourage them to remain in the employ of the Corporation or of the Subsidiaries. It is further intended that options issued pursuant to this Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code.


2.  ADMINISTRATION

      The Plan shall be administered by the Committee referred to in Paragraph 3 (hereinafter called the "Committee"). Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion to determine the individuals to whom, and the time or times at which, options shall be granted and the number of shares to be subject to each option. In making such determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Corporation's success and such other factors as the Committee, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective stock option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determination on the matters referred to in the Paragraph 2 shall be conclusive.


3.  THE COMMITTEE

      For purposes of this Plan, the Committee shall consist of the members of the Corporation's Compensation, Benefits and Officer Nominating Committee, which is appointed on an annual basis by the Board of Directors of the Corporation. Notwithstanding the foregoing, however, the Committee for purposes of this Plan shall not include any persons who are or, during the one year prior to their appointment have been, eligible to receive stock options under the Plan. The Board of Directors of the Corporation may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman, and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.


4.  ELIGIBILITY

      The persons who shall be eligible to receive options shall be key employees (including officers, whether or not they are directors) of the Corporation or its Subsidiaries [as such term is defined in Section 424 (f) of the Internal Revenue Code] as the Board of Directors shall select from time to time among those nominated by the Committee. An optionee may hold more than one option, but only on the terms and subject to the restrictions hehreafter set forth.


5.  STOCK

      Options may be granted for up to 400,000 shares of the Corporation's authorized or reacquired $1 par value common stock, hereafter sometimes called "capital stock". The aggregate fair market value (as of the time of grant) of capital stock with respect to which incentive options may be granted to any individual shall not cause the total fair market value of such shares which, pursuant to the exercise of options granted under the Plan, may be purchased for the first time in any particular year to exceed $100,000. The limitation of 400,000 shares established herein shall be subject to adjustment as provided in Article 6(i) of the Plan.


     In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of capital stock allocable to the unexercised portion of such option may again be subjected to an option under the Plan.


6.  TERMS AND CONDITIONS OF OPTIONS

      Stock options granted pursuant to the Plan shall be authorized by the Board of Directors and shall be evidenced by agreements in such form as the Committee shall from time to time recommend and the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee may determine. Such other terms and conditions need not be the same for all options:

           (a) Optionee's Agreement. Each optionee shall agree to remain in the employ of and to render services to the Corporation or its Subsidiaries from the date of the granting of the option for a period of at least two (2) years, but such agreements shall not impose upon the Corporation or its Subsidiaries any obligation to retain the optionee in their employ for any period.

           (b) Number of Shares. Each option shall state the number of shares to which it pertains.

           (c) Option Price. Each option shall state the option price, which shall not be less than 100% of the fair market value of the shares of capital stock of the Corporation on the date of the granting of the option. Such fair market value shall be deemed to be the highest closing price of the capital stock on NASDAQ or exchange on the day the option is granted or, if no sale of the Corporation's capital stock shall have been made on that day, on the first preceding day on which there was a sale of such stock. Subject to the foregoing, the Board of Directors and the Committee in fixing the option price shall have full authority and discretion and shall be fully protected in doing so.

           (d) Medium and Time of Payment. The option price shall be payable upon the exercise of all or part of the option and may be paid in cash, by check or, with the approval of the Committee, with capital stock of the Corporation.

           (e) Term and Exercise of Options. Each option hereunder shall be fully exercisable two (2) years from date of its grant. No option shall be exercisable after the expiration of its term or after ten years from the date it is granted. Not less than ten shares may be purchased at any one time unless the number purchased is the total number of shares at the time purchasable under the option. During the lifetime of the optionee, the option shall be exercisable only by optionee and shall not be assignable or transferable, and no other person shall acquire any rights therein.

           (f) Termination of Employment. The holder of any option issued hereunder must exercise the option prior to his termination of employment, except that, if the employment of an optionee terminates with the consent and approval of the Corporation, the Committee in its absolute discretion may permit the optionee to exercise his option, to the extent that he was entitled to exercise it at the date of such termination of employment, at any time within three (3) months after such termination, but not after ten (10) years from the date of the granting thereof.

           (g) Termination of Employment for Disability or Leave of Absence. If the reason for termination of employment is the optionee's disability, the optionee shall have the right to exercise the option at any time within one year after such termination of employment. Whether authorized leave of absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive.

           (h) Death of Optionee and Transfer of Option. If the optionee shall die while in the employ of the Corporation or a Subsidiary or within a period of three months after the termination of his employment with the Corporation or a Subsidiary and shall not have fully exercised the option, such option may be exercised, subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted, to the extent of the optionee's right to exercise such option at the time of his death, at any time within one year after the optionee's death, by the executors or administrators of the optionee or by any person or persons who have acquired the option directly from the optionee by bequest or inheritance. No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution.

           (i) Adjustment Upon Changes in Capitalization. Notwithstanding any other provisions of the Plan, the option agreements may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to each outstanding option and the option prices in the event of changes in the outstanding capital stock of the Corporation by reason of stock dividends, recapitalization, mergers, consolidations, splitups, combinations or exchanges of shares and the like, and, in the event of any such change in the outstanding capital stock of the Corporation, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted to any individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

           (j) Rights as a Stockholder. An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his option until the issuance of a stock certificate to the optionee or transferee for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 6(i) hereof.

           (k) Other Provisions. The option agreements authorized under the Plan shall contain other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee and the Board of Directors of the Corporation shall deem advisable. Any such option agreement shall contain such limitations and restrictions as shall be necessary in order that such options will be an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code or to conform to any change in such law.


7.  TERM OF PLAN

     Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted by the Board of Directors, or the date the Plan is approved by the Stockholders, whichever is earlier.


8.   INDEMNIFICATION OF COMMITTEE

      In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or not taken in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.


9.  AMENDMENT OF THE PLAN

     The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted, remove the administration of the Plan from the Committee, or render any member of the Committee eligible to receive an option under the Plan while serving on the Committee. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause options issued under it to fail to meet the requirements of incentive stock options as defined in Section 422 of the Internal Revenue Code.


10.  APPLICATION OF FUNDS

      The proceeds received by the Corporation from the sale of capital stock pursuant to options will be used for general corporate purposes.


11.  NO OBLIGATION TO EXERCISE OPTION

     The granting of an option shall impose no obligation upon the optionee to exercise such option.


12.  APPROVAL OF STOCKHOLDERS

      The Plan shall not take effect until approved by the holders of a majority of the outstanding shares of capital stock of the Corporation, which approval must occur within the period beginning twelve months before and ending twelve months after the date the Plan is adopted by the Board of Directors.
                                APPENDIX B

                        FIRSTBANK  OF ILLINOIS CO.
                        DIRECTORS STOCK OPTION PLAN


1.  PURPOSE

      The purpose of the Firstbank of Illinois Co. Directors Stock Option Plan (the "Plan") is to advance the interests of Firstbank of Illinois Co. (the "Corporation") and its stockholders by encouraging increased share ownership by members of the Board of Directors of the Corporation and its subsidiaries who are not employees of the Corporation or any of its subsidiaries, in order to promote long-term shareholder value through continuing ownership of the Corporation's common shares.


2.  ADMINISTRATION

      The Plan shall be administered by the Board of Directors of the Corporation (the "Board"). The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number of the Secretary or any other officer of the company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.


3.  ELIGIBILITY

     Each member of the Board of the Corporation or any of its subsidiaries who is not an employee of the Corporation or any of its subsidiaries (a "Non-Employee Director") shall receive an option in accordance with Paragraph 6 below. As used herein, the term "subsidiary" means any corporation at least 50% of whose outstanding voting stock is owned, directly or indirectly, by the Corporation.


4.  STOCK

      The stock subject to the options shall be 100,000 shares of the Corporation's authorized but unissued or re-acquired $1 par value common stock hereafter sometimes called "capital stock". The aggregate fair market value (as of the time of grant) of capital stock with respect to which incentive options may be granted to any individual shall not cause the total fair market value of such shares which, pursuant to the exercise of options granted under the Plan, may be purchased for the first time in any particular year to exceed $100,000. The limitation of 100,000 shares established herein shall be subject to adjustment as provided in Article 6(f) of the Plan.


5.  GRANT OF OPTION

      On June 1, 1997, and each succeeding June 1 thereafter ending on June 1, 2001, a Non-Employee Director continuing, elected or re-elected as a member of the Board shall receive an option to purchase 1,500 shares of common stock of the Corporation.


6.  TERMS AND CONDITIONS OF OPTIONS

  (a) Option Price. The option price shall be 100% of the fair market value of the shares of capital stock of the Corporation on each June 1 or the book value of the capital stock of the Corporation on each June 1 whichever is greater. The fair market value shall be deemed to be the highest closing price of the capital stock on NASDAQ or similar exchange on June 1, 1997 and each succeeding June 1 or, if no sale of the Corporation's capital stock shall have been made on that date, on the first preceding day on which there was a sale of such stock.

        (b) Medium and Time of Payment. The option price payable upon the exercise of all or part of the option and may be paid in cash, by check or with the discretion of the Board with capital stock of the Corporation.



        (c) Term and Exercise of Options. No option shall be exercisable after the expiration if its term or after ten years from the date it is granted. Not less than ten shares may be purchased at any one time unless the number purchased is the total number of shares at the time purchasable under the option. During the lifetime of the optionee, the option shall be exercisable only by optionee and shall not be assignable or transferable, and no other person shall acquire any rights therein.

        (d) End of Term of Director. The holder of any option issued hereunder must exercise the option prior to the termination of his term as a Director.

        (e) Death of Optionee and Transfer of Option. If the optionee shall die while a Director of the Corporation and shall not have fully exercised the options, such option may be exercised, subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted, to the extent of the optionee's right to exercise such option at the time of his death, at any time within one year after the optionee's death, by the executors or administrators  of  the optionee or by any person  or  persons  who  have acquired the option directly from the optionee by bequest or inheritance. No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution.

        (f) Adjustments Upon Changes in Capitalization. Notwithstanding any other provisions of the Plan, the option agreements may contain such provisions as the Board shall determine to be appropriate for the adjustment of the number and class of shares subject to each outstanding option and the option prices in the event of changes in the outstanding capital stock of the Corporation by reason of stock dividends, recapitalization, mergers, consolidations, splitups, combinations or exchanges of shares and the like, in the event of any such change in the outstanding capital stock of the Corporation, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted to any individual shall be appropriately adjusted by the Board, whose determination shall be conclusive.

        (g) Rights as a Stockholder. An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his option until the issuance of a stock certificate to the optionee or transferee for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 6(f) hereof.


7.  AMENDMENT OF THE PLAN

      The Board of the Corporation may, infsofar as permitted by law, from time to time, with respect to any respect shares att he time not subject to options suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall change the number of shares subject to the Plan or decrease the price at which options may be granted.


8.  APPLICATION OF FUNDS

      The proceeds received by the Corporation from the sale of capital stock pursuant to options will be used for general corporate purposes.


9.  NO OBLIGATION TO EXERCISE OPTION

     The granting of an option shall impose no obligation upon the optionee to exercise such option.


10.  APPROVAL OF STOCKHOLDERS

      The Plan shall not take effect until approved by the holders of a majority of the outstanding shares of capital stock of the Corporation, which approval must occur within the period beginning twelve months before and ending twelve months after the date the Plan is adopted by the Board
 .

                        FIRSTBANK OF ILLINOIS CO.
                          205 South Fifth Street
                       Springfield, Illinois  62701

                      PROXY FOR 1997 ANNUAL MEETING

                   SOLICITED BY THE BOARD OF DIRECTORS

     The     undersigned    Shareholder(s)   of    FIRSTBANK  OF   ILLINOIS
CO.,          Springfield,        Illinois,        hereby        appoint(s)
William J. Meyer, Jr. or William W. Patton, (with full power to act alone) my true and lawful attorney with full power of substitution, to represent and to vote as designated below all of the shares of the common stock of said corporation standing in my name on its books on March 14, 1997, at the Annual Meeting of its Shareholders to be held in the ballroom on the main level of the Renaissance Springfield, 701 East Adams Street, Springfield, Illinois 62701, on April 28, 1997, at 3:00 p.m., or at any adjournments thereof:

     1.  ELECTION OF DIRECTORS

             For  all  nominees            Withhold authority to vote for  all
             listed below                  nominees listed below


      (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          William R. Enlow                   Robert L. Sweney
          William R  Schnirring              Richard E. Zemenick

     2.  APPROVE THE PROPOSED INCENTIVE STOCK OPTION PLAN.

             For            Against        Abstain

     3.  APPROVE THE PROPOSED DIRECTORS STOCK OPTION PLAN.

             For            Against        Abstain

     4. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

     This proxy when properly executed shall be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy shall be voted for all the nominees listed in Proposal 1.

     The Board of Directors recommends a vote "FOR" each of the listed propositions. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


                                        (L.S.)


                                        (L.S.)
                                         (Signature of Shareholder)

Dated:                , 1997
                                        Signature(s) should be  exactly  as
                                        appears on printed label affixed to
                                        this  proxy.  All joint owners must
                                        sign.

                                        Proxy  must  be dated  at  time  of
                                        signature.

                                        When     signing    as    corporate
                                        representative, attorney, executor,
                                        administrator, trustee or guardian,
                                        please  give full title.   If  more
                                        than one trustee, all should sign.